CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

November 13, 2017

Fellow Partner:

Our Fund earned $7.88 per share of net investment income in the nine months ended September 30, 2017, compared to $7.46 per share during the same period of 2016.

After providing for the September 30, 2017 distribution, the net asset value per partnership share on September 30, 2017 was $630.59. The net asset value on June 30, 2017, our last report date, was $609.74.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Portfolio Review	Third Quarter 2017

Summary

U.S. stocks continued to hit new highs during the third quarter, buoyed by generally positive economic data, including news the economy grew at an upgraded annual rate of 3.1% in the second quarter; continued strength in corporate earnings, and; renewed optimism around tax reform as Republicans unveiled a tax plan framework in late September. These positives overshadowed increased political uncertainty amid growing tensions with North Korea and ongoing dysfunction/lack of policy progress in Washington, and the impacts of hurricanes Harvey and Irma.

All told, the broad-market S&P 500® Index added another 4.5%, boosting year-to-date returns to more than 14.0%. From a sector perspective, information technology (IT) was the top performer, with cyclical areas, including energy, materials and financials, also doing well. Consumer staples was the lone sector in negative territory. Real estate and consumer discretionary were relative laggards as well.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500® Index, during the third quarter, net of fees. In sector terms, consumer discretionary and information technology (IT) were the largest detractors from performance. Media names weighed in consumer discretionary, while an underweight to internet software & services and positioning in software hindered results in IT. Industrials was another source of weakness, where conglomerates had the most negative impact. In stock specifics, the largest detractors were positions in Walt Disney Co., General Electric Co. and Wells Fargo & Company.

Conversely, health care was the largest contributor to performance. Within the sector biotechnology and equipment & supply holdings added value. Financials, notably capital markets, was an additional source of strength. Elsewhere, consumer staples added value. The largest individual contributors were positions in AbbVie Inc., Moody’s Corp. and Intel Corp.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)	Third Quarter 2017

Outlook

We maintain our positive outlook for U.S. equities. Economic data in the U.S. is generally consistent with steady but modest growth, and we think corporate profits will continue to show improvement, providing support to equity prices. The weaker dollar and potential for stimulative initiatives such as lowering corporate tax rates and rolling back regulation may prove to be additional tailwinds. While the market may be concerned about Federal Reserve Bank policy and the reversal of quantitative easing, low inflation and continued low interest rates should keep multiples elevated as investors seek out companies with sustainable and growing free cash flow. Volatility is likely to move higher from current low levels given uncertainty around the likelihood and timing of policy changes by the new administration and risks around macro events.

Fund’s overall sector weightings shifted in the quarter. Exposure to IT and health care increased, while industrials and telecommunication services decreased. The Fund remains well diversified, with the largest sector overweight relative to the S&P 500® Index in financials, followed by materials and industrials. The largest sector underweight relative to the benchmark was IT, followed by utilities and real estate.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Actual portfolios may differ as a result of account size, client imposed investment restrictions, the timing of client investment, and market, economic, and individual company considerations, among other things. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of September 30, 2017

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
3rd Quarter 2017	3.86%		4.48%		5.58%
1 Year	15.34%		18.61%		25.45%
3 Years*	7.17%		10.81%		12.35%
5 Years*	11.97%		14.22%		13.57%
10 Years*	6.44%		7.44%		7.72%
Annualized*	11.00%	(1)	11.22%	(1)	11.43%	(1)
Cumulative	6,942.81%	(1)	7,518.49%	(1)	8,141.34%	(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Fund Inception 12/29/76

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

September 30, 2017

(Unaudited)

	Shares	Value
COMMON STOCKS—98.9%
BASICS—7.1%
Air Products & Chemicals, Inc.	62,114	$9,392,879
Cabot Corp.	73,848	4,120,718
Versum Materials, Inc.	31,057	1,205,633

		14,719,230

CAPITAL EQUIPMENT—5.5%
Emerson Electric Co.	106,453	6,689,507
General Electric Co.	190,149	4,597,803

		11,287,310

CONSUMER CYCLICALS—16.2%
3M Co.	23,636	4,961,196
CBS Corp.,—Class B	51,548	2,989,784
Comcast Corp.,—Class A	256,988	9,888,898
Procter & Gamble Co.	72,480	6,594,230
Walt Disney Co. (The)	90,080	8,879,186

		33,313,294

ENERGY—4.9%
Exxon Mobil Corp.	62,101	5,091,040
Schlumberger, Ltd.	70,818	4,940,264

		10,031,304

FINANCIAL—24.1%
American Express Co.	63,195	5,716,620
Ameriprise Financial, Inc.	19,150	2,843,967
Bank of America Corp.	48,170	1,220,628
Blackhawk Network Holdings, Inc.—Class B*	—	1
JPMorgan Chase & Co.	120,418	11,501,123
Moody’s Corp.	70,949	9,876,810
Wells Fargo & Co.	336,269	18,545,235

		49,704,384

HEALTH CARE—16.0%
Abbott Laboratories	112,356	5,995,316
AbbVie, Inc.	79,123	7,030,870
Alexion Pharmaceuticals, Inc.*	15,446	2,166,919
Johnson & Johnson	86,420	11,235,464
Merck & Co., Inc.	83,518	5,347,658
Shire PLC ADR	8,262	1,265,175

		33,041,402

	Shares	Value
RETAIL—2.3%
Home Depot, Inc.	20,117	$3,290,337
Kohl’s Corp.	415	18,945
Safeway Casa Ley CVR*†	38,225	—
Safeway PDC CVR*†	38,225	—
Wal-Mart Stores, Inc.	18,345	1,433,478

		4,742,760

STAPLES—3.7%
Altria Group, Inc.	15,436	978,951
Kraft Heinz Co. (The)	3,607	279,723
Mondelez International, Inc.,—Class A	10,720	435,875
PepsiCo, Inc.	37,423	4,170,045
Philip Morris International, Inc.	15,436	1,713,550

		7,578,144

TECHNOLOGY—13.4%
Alphabet Inc.,—Class A*	2,601	2,532,646
Apple, Inc.	16,404	2,528,184
Check Point Software Technologies Ltd.*	38,990	4,445,640
Cisco Systems, Inc.	24,194	813,644
Intel Corp.	287,570	10,950,666
Microsoft Corp.	43,766	3,260,129
Oracle Corp.	63,527	3,071,530

		27,602,439

TRANSPORTATION—5.7%
Union Pacific Corp.	100,402	11,643,620

Total Common Stocks (Cost: $30,532,358)		203,663,887

*	Non-Income Producing

†	Security has been valued at fair market value. These securities have been deemed illiquid and are Level 3 securities.

Abbreviations:
ADR	American Depositary Receipt
CVR	Contingent Value Rights
PDC	Property Development Center
PLC	Public Limited Company

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2017

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 30,532,358) **	98.9%	$203,663,887
Other assets in excess of liabilities	1.5%	3,167,429
Other liabilities	(0.5%)	(1,005,803)

NET ASSETS
(Applicable to 326,402 partnership shares outstanding)	100.0%	$205,825,513

Net Asset Value Per Share		$630.59

Net assets applicable to shares owned by:
Limited partners
(326,309 shares)		$205,767,030
Managing general partners (93 shares)		58,483

Total net assets		$205,825,513

**	At September 30, 2017, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$29,170,369

Gross unrealized appreciation	174,864,569
Gross unrealized depreciation	(371,051)

Net unrealized appreciation	$174,493,518

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2017

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended September 30, 2017, there were no transfers between Levels 1, 2 and 3 for the Fund.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2017

(Unaudited)

The following is a summary of inputs used, as of September 30, 2017, in valuing the Fund’s investments carried at value:

	Total Value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$203,663,887	$203,663,887	$—	$0

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Third Quarter Report

September 30, 2017

(Unaudited)

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750